UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2013

W270, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-176388	45-2808694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1328 W. Balboa Blvd., Suite C, Newport Beach, CA		92661
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 903-0468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 Material Modification to Rights of Security Holders.

On March 13, 2013, W270, Inc. (the “Registrant”) entered into a Registrations Rights agreement with W-Net Fund L.P. and Verdad Telecom, Inc. (“Stockholders”) pursuant to which the Stockholders received certain demand and piggyback registration rights with respect to their 6,000,000 shares as an inducement to fund the Registrants operations. A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. 10.1	Registrations Rights Agreement dated March 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

W270, INC.

Date: March 13, 2013	By:	/s/ Eric Stoppenhagen
Name: Eric Stoppenhagen
Title: President and Chief Financial Officer